Dca 5/6

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

OMB Control No. 1505-0080

1. CONTRACT ID CODE	PAGE 1 OF PAGES 2
2. AMENDMENT/MODIFICATION NO. 0001	3. EFFECTIVE DATE 01/31/2005
4. REQUISITION/PURCHASE REQ. NO. Q-5-QF-0B-00-A04 001	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE IRS0088	7. ADMINISTERED BY (If other than Item 6) CODE
Internal Revenue Service 6009 Oxon Hill Road, Suite 500 Oxon Hill, MD 20745 Carol A. Ransom 202-283-1163	See item 6

8. NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP: Code)

PARADIGM SOLUTIONS CORPORATION 00053153
2600 TOWER OAKS BLVD.,
SUITE 500
ROCKVILLE, MD 208524221

Dennis Spokany (240) 283-3481

CODE FACILITY CODE

(x)	
	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED (SEE ITEM 11)
x	10A. MODIFICATION OF CONTRACT/ORDER NO. TIRNO-01-D-00015 0029
	10B. DATED (SEE ITEM 13) 12/22/2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

05060919D QF01000 9S 7030A ZGR1M Net Decrease: $-71,049.29

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER Specify type of modification and authority) FAR 43.103(b)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 3 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to delete Allen Systems Software from Delivery Order 0029 for Detroit Computing Center. Accordingly, Contract Line Items Numbers, 4500A, 4501, 4502, 4503 and 4504 are deleted from Delivery Order 0029 effective January 31, 2005. This results in a decrease of $71,049.28. The total of Delivery Order 0029 is changed to 1,877,568.29.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) DENNIS SPOKANY, PROJECT MANAGER		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CAROL A RANSOM 202-283-1163	
15B. CONTRACTOR/OFFEROR [signature] (Signature of person authorized to sign)	15C. DATE SIGNED 3/2/05	16B. UNITED STATES OF AMERICA BY [signature] Carol A. Ransom (Signature of Contracting Officer)	16C. DATE SIGNED 3/2/2005

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

30-105
Computer Generated

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

OMB Control No. 1505-0080

ORDER FOR SUPPLIES OR SERVICES

IMPORTANT: Mark all packages and papers with contract and/or order numbers.

1. DATE OF ORDER: 10/01/2004
2. CONTRACT NO. (If any): TIRNO-01-D-00015
3. ORDER NO.: 0028
4. REQUISITION/REFERENCE NO.: Q-5-QF-0B-00-A03 000
5. ISSUING OFFICE (Address correspondence to): Internal Revenue Service IRS0088
   6009 Oxon Hill Road, Suite 500
   ATTN: Carol A. Ransom 202 283-1163
   Oxon Hill, MD 20745

6. SHIP TO:
- a. NAME OF CONSIGNEE: 48226005 Internal Revenue Service
- b. STREET ADDRESS: Detroit Computing Center, 985 Michigan Avenue
- c. CITY: Detroit
- d. STATE: MI
- e. ZIP CODE: 48226
- f. SHIP VIA:

7. TO:
- a. NAME OF CONTRACTOR: ATTN: Dennis Spokany Phone: (301) 468-1200
- b. COMPANY NAME: 00053153 PARADIGM SOLUTIONS CORPORATION
- c. STREET ADDRESS: 2600 TOWER OAKS BLVD., SUITE 500
- d. CITY: ROCKVILLE
- e. STATE: MD
- f. ZIP CODE: 208524221

8. TYPE OF ORDER
- ☐ a. PURCHASE
  REFERENCE YOUR: ______
  Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheet, if any, including delivery as indicated.
- ☒ b. DELIVERY – Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above-numbered contract.

9. ACCOUNTING AND APPROPRIATION DATA: 05050919D QF01000 9S J070 ZGR1M
10. REQUISITIONING OFFICE: OS:A:P:TC:CC

11. BUSINESS CLASSIFICATION (Check appropriate box(es))
☒ a. SMALL ☐ b. OTHER THAN SMALL ☐ c. DISADVANTAGED ☐ d. WOMEN-OWNED

12. F.O.B. POINT: Destination
13. PLACE OF
- a. INSPECTION:
- b. ACCEPTANCE:

14. GOVERNMENT B/L NO.:
15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date): 09/30/2005
16. DISCOUNT TERMS: Terms: 0% Days: 0 Net Due: 30

17. SCHEDULE *(See reverse for Rejections)*

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
	HW Maintenance at DCC for FY 2005					
0001	DCC Maintenance for Period October 1, 2004 through September 30, 2005. (See attached spreadsheet)	1.00	EA	NTE 334,234.74	NTE 334,234.74	

18. SHIPPING POINT:
19. GROSS SHIPPING WEIGHT:
20. INVOICE NO.:

SEE BILLING INSTRUCTIONS ON REVERSE

21. MAIL INVOICE TO:
- a. NAME: IRS Beckley Finance Center INVB030
- b. STREET ADDRESS (or P.O. Box): P.O. Box 9002 Tel: (304) 256-6000
- c. CITY: Beckley
- d. STATE: WV
- e. ZIP CODE: 25802

17(h) TOT. (Cont. pages): 0.00

17(i) GRAND TOTAL: 334,234.74

22. UNITED STATES OF AMERICA BY (Signature) Janice M. Brinkley

23. NAME (Typed): JANICE M BRINKLEY 202-283-1186
TITLE: CONTRACTING/ORDERING OFFICER

ORDER FOR SUPPLIES OR SERVICES

IMPORTANT: Mark all packages and papers with contract and/or order numbers.

1. DATE OF ORDER: 10/01/2004	2. CONTRACT NO. (If any): TIRNO-01-D-00016
3. ORDER NO.: 0027	4. REQUISITION/REFERENCE NO.: Q-5-QF-0B-00-A02 000

5. ISSUING OFFICE (Address correspondence to)
Internal Revenue Service IRS0088
6009 Oxon Hill Road, Suite 500
ATTN: Carol A. Ransom 202 283-1163
Oxon Hill, MD 20745

6. SHIP TO:
a. NAME OF CONSIGNEE: Martinsburg Computing Ctr 25430023
b. STREET ADDRESS: Attn: Nancy Trail, 150 Murall Drive
c. CITY: Kearneysville, WV 25430
d. STATE:
e. ZIP CODE:
f. SHIP VIA:

7. TO:
a. NAME OF CONTRACTOR: ATTN: DENNIS SPOKANY Phone: (301) 468-1200
b. COMPANY NAME 00053153: PARADIGM SOLUTIONS CORPORATION
c. STREET ADDRESS: 2600 TOWER OAKS BLVD., SUITE 600
d. CITY: ROCKVILLE e. STATE: MD f. ZIP CODE: 208524221

8. TYPE OF ORDER

☐ a. PURCHASE
REFERENCE YOUR: ____
Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheet, if any, including delivery as indicated.

☒ b. DELIVERY – Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above-numbered contract.

9. ACCOUNTING AND APPROPRIATION DATA: 05D60919D QF01000 9S J070 ZGR1M

10. REQUISITIONING OFFICE: OS:A:P:TC:CC

11. BUSINESS CLASSIFICATION (Check appropriate box(es))
☒ a. SMALL ☐ b. OTHER THAN SMALL ☐ c. DISADVANTAGED ☐ d. WOMEN-OWNED

12. F.O.B. POINT: Destination
13. PLACE OF: a. INSPECTION b. ACCEPTANCE
14. GOVERNMENT B/L NO.:
15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date): 09/30/2005
16. DISCOUNT TERMS: Terms: 0% Days: 0 Net Due: 30

17. SCHEDULE (See reverse for Rejections)

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
	HW Maintenance for MCC for FY 2005					
0001	MCC Maintenance Period of October 1, 2004 through September 2005. (See attached Spreadsheet)	1.00	EA	NTE 1,928,573.	NTE 1,928,573.20	

SEE BILLING INSTRUCTIONS ON REVERSE

18. SHIPPING POINT:
19. GROSS SHIPPING WEIGHT:
20. INVOICE NO.:

17(h) TOT. (Cont. pages): 0.00

21. MAIL INVOICE TO:
a. NAME: IRS Beckley Finance Center INVB030
b. STREET ADDRESS (or P.O. Box): P.O. Box 9002 Tel: (304) 256-6000
c. CITY: Beckley d. STATE: WV e. ZIP CODE: 25802

17(i) GRAND TOTAL: 1,928,573.20

22. UNITED STATES OF AMERICA BY (Signature) Janice M. Brinkley

23. NAME (Typed): JANICE M BRINKLEY 202-283-1188
TITLE: CONTRACTING/ORDERING OFFICER

MCC S/W

OMB Control No. 1505-0080

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE	OF PAGES
	1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0002	01/31/2005	Q-5-QF-08-00-A05 003	

6. ISSUED BY CODE IRS0088

Internal Revenue Service
6009 Oxon Hill Road, Suite 500
Oxon Hill, MD 20745

Carol A. Ransom 202-283-1163

7. ADMINISTERED BY (If other than Item 6) CODE

See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code)

PARADIGM SOLUTIONS CORPORATION 00053153
2600 TOWER OAKS BLVD.,
SUITE 500
ROCKVILLE, MD 208524221

Dennis Spokany (240) 283-3481

CODE FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
TIRNO-01-D-00015 0025

10B. DATED (SEE ITEM 13)
12/17/2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

multiple accounting - see schedule Net Decrease: $-187,119.56

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 43.103(b)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 3 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to delete Allen Systems Software from Delivery Order 0025 for Martinsburg Computing Center. Accordingly, Contract Line Item Numbers 4100, 4101, 4102, 4103, 4104, 4105, 4106 and 4107 are deleted from Delivery Order 0025 effective January 31, 2005. This results in a decrease of $187,119.56. The total of Delivery Order 0025 is changed to $5,938,373.80.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
DENNIS SPOKANY, PROJECT MANAGER		CAROL A RANSOM 202-283-1163	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] (Signature of person authorized to sign)	3/3/05	BY Carol A. Ransom (Signature of Contracting Officer)	3/3/2005